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                                                                    EXHIBIT 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Panera Bread Company on Form 10-Q for the period ended July 13, 2002, as filed with the Securities and Exchange Commission, I, Ronald M. Shaich, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.  The Quarterly Report fully complies with the requirements of
             Section 13(a) of the Securities Exchange Act of 1934; and

         2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of Panera Bread Company.



                                                 /s/ Ronald M.Shaich
                                                 -------------------------------
                                                 Ronald M. Shaich



August 26, 2002